Income Taxes	9 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 5 – Income Taxes

Our income tax expense relates primarily to our operations in the U.K., including current tax expense (benefit) related to Petroleum Revenue Tax on our Alba field in the U.K. of 50%.  We currently do not record tax benefits due to losses in the U.S. as there was no assurance that we could generate any U.S. taxable earnings, resulting in a full valuation allowance of all deferred tax assets generated.  During July 2011, the U.K. government enacted an increase in the supplemental corporate tax rate due to a tax law change that raised the existing supplementary charge on profits from North Sea oil and gas production from 20% to 32%, in addition to the U.K. corporate tax of 30%.

For 2011 and the first quarter of 2012, we determined our tax expense utilizing our estimated annual effective tax rate. Due to the significant impact of closing the Alba field portion of the COP Acquisition during the second quarter of 2012 on the estimated annual effective tax rate, management has determined that an estimated annual effective tax rate is not reliable for the current interim reporting period and is recording income taxes using the actual tax rate for the year-to-date results.

During July 2012, the U.K. government enacted legislation (retroactive to March 2012) to limit deductions related to decommissioning expenditures to 20% for supplemental tax, in addition to the U.K. corporate tax of 30%. Therefore, total relief available for decommissioning is 50%. The increase in tax expense as a result of this enactment was $8.4 million.